SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           February 3, 1997
                   (Date of earliest event reported)



                       HOMESTAKE MINING COMPANY
        (exact name of Registrant as specified in its charter)


Delaware                     1-8736                    94108-2788
(State or other            (Commission            (I.R.S. Employer
jurisdiction of            File Number)           Identification No.)
Incorporation or
organization)



650 California Street                             94108-2788
San Francisco, California                         (Zip Code)

(Address of principal executive office)





  Registrant's telephone number, including area code: (415) 981-8150




               Exhibit index is on page 4 of this filing

Item 5.  Other Events

          On February 3, 1997, Homestake Mining Company ("Homestake") issued a press release announcing that its 50.6% owned subsidiary, Prime Resources Group Inc. (TSE, VSE: PRU), which owns the Eskay Creek and Snip gold mines in northwestern British Columbia, announced that Prime's 1996 year end ore reserves and geographical mineralized material calculations have been completed. A copy of the text of Homestake's press release is attached as Exhibit 20(a), and is incorporated herein by reference. In addition, Homestake updated the description of the representatives of Homestake who may communicate with Homestake and Santa Fe Pacific Gold Corporation ("Santa Fe") shareholders. A copy of the updated description is attached as Exhibit 20(b), and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

        20(a)         Text of Press Release dated February 3,
                      1997, issued by Homestake.

        20(b) Updated description of the representatives of Homestake who may communicate with Homestake and Santa Fe shareholders.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HOMESTAKE MINING COMPANY,



                              By: /S/ GENE G. ELAM
                                   Name: Gene G. Elam
                                   Title: Vice President,
                                   Finance and Chief
                                   Financial Officer

DATED: February 3, 1997

                             EXHIBIT INDEX


Exhibit 20(a)         Text of Press Release dated February 3,
                      1997, issued by Homestake.

Exhibit 20(b) Updated description of the representatives of Homestake who may communicate with Homestake and Santa Fe shareholders.

                                                         Exhibit 20(a)

HOMESTAKE MINING COMPANY
650 California St.
San Francisco, CA 94108


Contact:

Gene G. Elam
Vice President, Finance and
Chief Financial Officer
415-983-8106

Michael A. Steeves
Director, Investor Relations
415-983-8169

             HOMESTAKE MINING'S MAJORITY OWNED SUBSIDIARY
         PRIME RESOURCES GROUP REPORTS RESERVE AND MINERALIZED
                    MATERIAL GROWTH OF 27% IN 1996

San Francisco, CA, February 3, 1997-- Homestake Mining Company (NYSE:HM) said today that its 50.6% owned subsidiary, Prime Resources Group Inc. (TSE,VSE:PRU), which owns the Eskay Creek and Snip gold mines in northwestern British Columbia, announced that Prime's 1996 year end ore reserves and geological mineralized material calculations have been completed. As of December 31, 1996 Prime has reserves and geological mineralized material of 2.8 million ounces of gold and 120 million ounces of silver, or 4.4 million ounces of gold equivalent.

Over one million ounces of gold equivalent were added to Prime's reserves and mineralized material during 1996 at a cost of approximately US $40 per equivalent ounce, including Snip mine acquisition costs. This includes a 34% increase in proven and probable reserves compared to December 31, 1995, before considering production in 1996. The growth in reserves was the result of the success of the aggressive surface and in-mine exploration programs at Eskay Creek and the acquisition of the 60% of the Snip mine the Company did not already own.

The December 31, 1996 reserve and mineralized material calculations include the results of the recently completed underground in-fill drilling programs at both the Snip and Eskay Creek mines. The 1995 exploration program at Eskay Creek identified geological mineralized material containing 364,000 gold equivalent ounces in the NEX and Hangingwall Zones. During 1996, 418,000 gold equivalent ounces in these zones were upgraded to proven and probable reserves. At the Snip mine, all 101,000 ounces of gold that were previously reported as geological mineralized material have now been converted to ore reserves.

When asked to comment on 1996's reserve and mineralized material growth, Ronald D. Parker, President and CEO of Prime said: "Two of our key objectives in 1996 were to replace all the reserves we mined and to grow Prime's overall reserve base through exploration and acquisition. Clearly we have met these objectives. Even more significant than the overall improvement in reserves and mineralized material is the fact that all of the growth was in the proven and probable reserve category. Approximately 1.2 million equivalent ounces were added to proven and probable reserves in 1996."

DETAILED ORE RESERVES AND GEOLOGICAL MINERALIZED MATERIAL: Consistent with good mining practice, Prime updates its reserve and geological mineralized material estimates in January of each year. The proven and probable ore reserve category reflects estimated tonnage and grades of in-situ deposits the Company believes can be recovered and sold at prices sufficient to cover future costs of production and the Company's investment in the operation. An allowance for mining dilution has been included in the reserve calculations.

Geological mineralized material is an estimate of tonnage and grade of a mineral deposit with potential economic merit. Estimates of tonnage and grade are made on the basis of continuity, size, and shape of the mineralization. Estimates include a provision for mining dilution.



             PROVEN AND PROBABLE ORE RESERVES DECEMBER 31:

ESKAY CREEK MINE:
                   1996                      1995
           Tons   Grade   Contained   Tons   Grade   Contained
           (000)  (OPT)    Oz(000)   (000)   (OPT)   Oz (000)
           =======================    ========================
Gold:      1,397   1,732      2,418    1,124   1,875    2,108
Silver:             79.3    110,810             83.4   93,752

SNIP MINE:
                  1996                       1995
           Tons   Grade   Contained   Tons   Grade   Contained
           (000)  (OPT)    Oz(000)   (000)   (OPT)   Oz (000)
           ========================   ========================
Gold:      369   0.722        267     153    0.776      119

Total Gold and
Gold Equivalent (1)          4,124                     3,445



             GEOLOGICAL MINERALIZED MATERIAL, DECEMBER 31:

ESKAY CREEK MINE:
                   1996                      1995
                Tons   Grade             Tons   Grade
                (000)  (OPT)             (000)   (OPT)
           ===================        =====================
Gold:           278    0.541             227    0.879
Silver:                 31.6                     56.2


SNIP MINE:
                    1996                      1995
                Tons   Grade             Tons   Grade
                (000)  (OPT)             (000)   (OPT)
           ===================        =====================
Gold:            19    0.555              58    0.688

Note 1: Silver is converted to gold equivalent using the ratio of the silver market price to gold market price. For the purposes of the reserve calculations, this ratio was 77 ounces of silver equals one ounce of gold for both 1996 and 1995.


Prime is a precious metals mining company which owns the Eskay Creek and Snip gold mines located in northwestern British Columbia. Homestake Canada Inc., a wholly owned subsidiary of Homestake Mining Company (San Francisco, NYSE:HM), owns approximately 51% of Prime's shares and has been contracted by Prime to provide exploration management, managerial and administrative services.

Homestake Mining Company is an international gold mining company with substantial operations in the U.S., Canada and Australia. Homestake also has active exploration programs in the Andes, Venezuela, French Guiana, Brazil and elsewhere in Latin America, and development and/or evaluation projects in Chile, Russia and Bulgaria.

Statements contained in this press release which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the companies' filings with the Securities and Exchange Commission.

     INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS
         OF HOMESTAKE MINING COMPANY AND OTHER REPRESENTATIVES
         OF HOMESTAKE MINING COMPANY WHO MAY COMMUNICATE WITH
            HOMESTAKE AND SANTA FE PACIFIC GOLD CORPORATION
                             SHAREHOLDERS


     The following is information concerning the directors and executive officers of Homestake Mining Company and other representatives of Homestake ("Homestake") who may communicate with Homestake and Santa Fe Pacific Gold Corporation ("Santa Fe") shareholders with respect to (i) Homestake's planned combination with Santa Fe pursuant to which Santa Fe will become a wholly-owned subsidiary of Homestake and each outstanding share of Santa Fe Common Stock, $0.01 par value, will be converted into the right to receive
1.115 shares of Homestake Common Stock, $1.00 par value (the "Combination") and (ii) the proposed offer by Newmont Mining Corporation ("Newmont") disclosed in the preliminary prospectus contained in the Registration Statement on Form S-4 of Newmont that was filed with the Securities and Exchange Commission on January 7, 1997 (Registration No. 333-19335), to exchange each outstanding share of Santa Fe Common Stock for 0.40 of a share of Newmont Common Stock, $1.60 par value. Newmont's proposed offer has not been commenced. Newmont's Registration Statement states that its principal executive offices are located at 1700 Lincoln Street, Denver, Colorado 80203. Santa Fe's principal executive offices are located at 6200 Uptown Boulevard NE, Suite 400, Albuquerque, New Mexico 87110.

                  Directors and Officers of Homestake

Name and Business Address Present Position with Homestake or
        Other Principal Occupation or Employment

M. Norman Anderson
N Anderson & Associates 502-455 Granville Street
Vancouver, V6C1V2
Director, Homestake Mining Company; Former Chairman
International Corona Corporation; Mining Industry
Consultant.

Jan P. Berger
Homestake Mining Company
650 California Street San Francisco, CA 94108-2788
Treasurer, Homestake Mining Company.

Michael L. Carroll
Homestake Mining Company 650 California Street
San Francisco, CA 94108-2788
Director of Taxes and Assistant Secretary,
Homestake Mining Company.

Robert H. Clark, Jr.
529 Fifth Avenue Suite 1600 New York, NY  10017
Director, Homestake Mining Company; President and Chief
Executive Officer, Case, Pomeroy & Company, Inc.

Harry M. Conger
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Director and Chairman of the Board,Homestake Mining Company.

G. Robert Durham
943 Seddon Cove Way
Tampa, FL 33602
Director, Homestake Mining Company; Former Chairman and
Chief Executive Officer of Walters Industries, Inc. and
Former Chairman and President of Phelps Dodge Corporation.

Gene G. Elam
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Finance and Chief Financial Officer,
Homestake Mining Company.

Douglas W. Fuerstenau
University of California, Berkeley 477 Evans Hall No. 1760
Berkeley, CA  94720
Director, Homestake Mining Company; Professor in the
Graduate School, Department of Materials Science and
Mineral Engineering, University of California, Berkeley.

Dennis B. Goldstein
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Corporate Counsel and Assistant Secretary,
Homestake Mining Company.

Lee A. Graber
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Corporate Development,
Homestake Mining Company.

Henry G. Grundstedt
P.O. Box 105 Umpqua, OR 97486-0105
Director, Homestake Mining Company; Former Senior Vice
President, Capital Guardian Trust.

Fred Hewett
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Assistant Controller, Homestake Mining Company.

William A. Humphrey
Homestake Mining Company
650 California StreetSan Francisco, CA 94108-2788
Director, Vice Chairman of the Board, Former President and
Chief Operating Officer, Homestake Mining Company.

Robert K. Jaedicke
Graduate School of Business
Stanford University
Stanford, CA 94305-5015
Director, Homestake Mining Company; Professor (Emeritus) of
Accounting Graduate School of Business, Stanford University.

Wayne Kirk
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, General Counsel and Corporate Secretary,
Homestake Mining Company.

Gillyeard J. Leathley
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Operations, Homestake Mining Company.

William F. Lindqvist
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President, Exploration, Homestake Mining Company.

John Neerhout, Jr.
15 Peninsula Road
Belvedere, CA 94920
Director, Homestake Mining Company; Former Executive Vice
President and Director of Bechtel Group Inc.

Ronald D. Parker
1000-700 W. Pender Street
Vancouver, BC V6C 168
CANADA
Vice President, Canada, Homestake Mining Company.

David W. Peat
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Vice President and Controller, Homestake Mining Company.

Stuart T. Peeler
Casa Codorniz
POB 35852
Tucson, AZ 85740
Director, Homestake Mining Company;
Petroleum Industry Consultant.

Carol A. Rae
13117 N. Creekview Road
Rapid City, SD 57702
Director, Homestake Mining Company;
Former President and Chief Executive Officer, Magnum Diamond
Corporation.

Berne A. Schepman
The Adair Company
1670 South Amphlett Blvd.
Suite 214       San Mateo, CA  94402
Director, Homestake Mining Company; President,The Adair
Company and Russian Technology Group.

Richard A. Tastula
9th Floor
2 Mill Street
Perth, WA 6000
Vice President, Australia, Homestake Mining Company.

Jack E. Thompson
Homestake Mining Company
650 California StreetSan Francisco, CA 94108-2788
Director, President and Chief Executive Officer,
Homestake Mining Company.

Thomas H. Wong
Homestake Mining Company
650 California Street  San Francisco, CA 94108-2788
Assistant Treasurer and Assistant Secretary,
Homestake Mining Company.


     On November 17, 1996, Homestake and Santa Fe entered into a confidentiality agreement pursuant to which, among other things, each party agreed to protect the confidential and proprietary information and data provided to each other in connection with the evaluation of one or more business transactions. On December 8, 1996, Homestake, Santa Fe and HMGLD Corp, a wholly-owned subsidiary of Homestake, entered into an Agreement and Plan of Merger pursuant to which the Combination will be consummated. On January 9, 1997, Homestake purchased 100 shares of Santa Fe common stock. In addition, the following individuals named above own the following shares of Santa Fe common stock, all of which has been owned by such individuals for more than 60 days: Mr. Peeler - 10,300 shares; Mr. Elam - 2,000 shares; and Mr. Graber - 1,000 shares.

     At the effective time (the "Effective Time") of the Combination, five members of the Homestake Board will continue as directors of Homestake. The other eight members of the Homestake Board will voluntarily resign as directors of Homestake. The Agreement provides that at the Effective Time, Mr. Thompson will become Homestake's Chairman of the Board and Chief Executive Officer.

     A total of ten Homestake management personnel, including Messrs. Thompson, Elam, Kirk, Leathley and Lindqvist, have severance agreements with Homestake under which they are entitled to receive benefits in the event of a change of control followed by certain events. The

Combination is a change of control for purposes of these severance agreements. Under the severance agreements, entitlement to benefits arises if, within three years following the consummation of the Combination, such person's employment is terminated or such person elects to terminate his employment following (i) a reduction in salary or certain benefits, (ii) a change in location of employment, (iii) a change in position, duties, responsibilities or status inconsistent with such person's prior position, or (iv) a reduction in responsibilities, title or office as in effect just before the consummation of the Combination. Benefits consist of (i) a lump sum payment equal to two times such person's highest annual salary and bonus (including deferred compensation) during the three years prior to termination, (ii) continuation of participation in insurance and certain other fringe benefits for two years, (iii) continued vesting of stock options, and (iv) relocation assistance. Such benefits are in lieu of severance benefits otherwise payable under Homestake's general severance policy.

     The same ten management personnel are also participants in Homestake's Executive Supplemental Retirement Plan (the "Homestake ESRP"). The Homestake ESRP provides that participating employees accrue retirement benefits at the rate of 4 1/3% times years of service up to a maximum of 15 years. Service credit is then multiplied by average monthly compensation during the 36 consecutive months of highest compensation (salary and bonus) to determine a monthly retirement benefit. Benefits are payable on retirement at age 62 after 10 continuous years of service, with provision for early retirement between ages 55 and 62. Within two years following the Combination, if any participant's employment is terminated by Homestake or by the participant for any reason, such participant will fully vest in the maximum benefits payable under the Homestake ESRP to the extent such participant is not already fully vested, and will be entitled to commence receiving such benefits at age 55. Benefits payable under the Homestake ESRP are reduced to the extent of retirement benefits otherwise payable under any other Homestake retirement plan (except the Homestake Mining Company Savings Plan).

     Homestake has a deferred compensation plan under which 23 eligible employees and the directors are entitled to defer receipt of compensation. Deferred compensation earns interest at rates determined under the plan, with a higher rate equal to 120% of the regular rate (the "Preferred

Rate") for persons who have been participants for more than five years. Under the deferred compensation plan, following the Combination, all deferred compensation will earn interest at the Preferred Rate.


        Other Representatives of Homestake Who May Communicate with Homestake and Santa Fe Shareholders

                       Name and Business Address
              Present Principal Occupation or Employment

Robert A. Pilkington
Dillon, Read & Co. Inc.
535 Madison Avenue
New York, NY 10022
Managing Director

     Homestake has retained Dillon, Read & Co. Inc. ("Dillon Read") to act as its financial advisor in connection with the Combination and related matters. Pursuant to an engagement letter dated as of November 21, 1996, between Homestake and Dillon Read, Homestake has agreed to pay Dillon Read a fee of 0.33% of the equity consideration in the Combination, subject to a maximum fee of $6,500,000, for services provided in connection with the Combination. Of this amount, $2,250,000 was paid upon the announcement by Homestake of the execution of the Agreement; the payment of the balance is contingent upon the consummation of the merger. Homestake has also agreed to reimburse Dillon Read for the expenses reasonably incurred by it in connection with its engagement (including reasonable counsel fees) and to indemnify Dillon Read and its officers, directors, employees, agents and controlling persons against certain expenses, losses, claims, damages or liabilities in connection with its services, including those arising under the federal securities laws.

     This letter is being furnished by Homestake to Homestake and Santa Fe shareholders pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended, in response to the proposed Newmont exchange offer and Newmont's proposed solicitation of proxies. This letter is not being furnished by Santa Fe or its Board of Directors.

                                                         Exhibit 20(b)



      INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS
         OF HOMESTAKE MINING COMPANY AND OTHER REPRESENTATIVES
         OF HOMESTAKE MINING COMPANY WHO MAY COMMUNICATE WITH HOMESTAKE AND SANTA FE PACIFIC GOLD CORPORATION SHAREHOLDERS

          The following is information concerning the directors and executive officers of Homestake Mining Company and other representatives of Homestake ("Homestake") who may communicate with Homestake and Santa Fe Pacific Gold Corporation ("Santa Fe") shareholders with respect to (i) Homestake's planned combination with Santa Fe pursuant to which Santa Fe will become a wholly-owned subsidiary of Homestake and each outstanding share of Santa Fe Common Stock, $0.01 par value, will be converted into the right to receive
1.115 shares of Homestake Common Stock, $1.00 par value (the "Combination") and (ii) the proposed offer by Newmont Mining Corporation ("Newmont") disclosed in the preliminary prospectus contained in the Registration Statement on Form S-4 of Newmont that was filed with the Securities and Exchange Commission on January 7, 1997 (Registration No. 333-19335), to exchange each outstanding share of Santa Fe Common Stock for 0.40 of a share of Newmont Common Stock, $1.60 par value. Newmont's proposed offer has not been commenced. Newmont's Registration Statement states that its principal executive offices are located at 1700 Lincoln Street, Denver, Colorado 80203. Santa Fe's principal executive offices are located at 6200 Uptown Boulevard NE, Suite 400, Albuquerque, New Mexico 87110.

                  Directors and Officers of Homestake


                                   Present Position with Homestake or Other
Name and Business Address          Principal Occupation or Employment

M. Norman Anderson...............  Director, Homestake Mining Company; Former
   N Anderson & Associates         Chairman International Corona Corporation;
   502-455 Granville Street        Mining Industry Consultant.
   Vancouver, V6C1V2

Jan P. Berger....................  Treasurer, Homestake Mining Company.
   Homestake Mining Company
   650 California Street
   San Francisco, CA 94108-
   2788

Michael L. Carroll...............  Director of Taxes and Assistant Secretary,
   Homestake Mining Company        Homestake Mining Company.
   650 California Street
   San Francisco, CA 94108-
   2788

Robert H. Clark, Jr..............  Director, Homestake Mining Company;
   529 Fifth Avenue                President and Chief Executive Officer,
   Suite 1600                      Case, Pomeroy & Company, Inc.
   New York, NY  10017

Harry M. Conger..................  Director and Chairman of the Board,
   Homestake Mining Company        Homestake Mining Company.
   650 California Street
   San Francisco, CA 94108-
   2788

G. Robert Durham.................  Director, Homestake Mining Company. Former
   943 Seddon Cove Way             Chairman and Chief Executive Officer of
   Tampa, FL 33602                 Walters Industries, Inc. and former Chairman
                                   and President of Phelps Dodge Corporation.

Gene G. Elam.....................  Vice President, Finance and Chief Financial
   Homestake Mining Company        Officer, Homestake Mining Company.
   650 California Street
   San Francisco, CA 94108-
   2788

Douglas W. Fuerstenau............  Director, Homestake Mining Company;
   University of California,       Professor in the Graduate School, Department
   Berkeley                        of Materials Science and Mineral
   477 Evans Hall                  Engineering, University of California,
   No. 1760                        Berkeley.
   Berkeley, CA  94720

Dennis B. Goldstein..............  Corporate Counsel and Assistant Secretary,
   Homestake Mining Company        Homestake Mining Company.
   650 California Street
   San Francisco, CA 94108-
   2788

Lee A. Graber....................  Vice President, Corporate Development,
   Homestake Mining Company        Homestake Mining Company.
   650 California Street
   San Francisco, CA 94108-
   2788

Henry G. Grundstedt..............  Director, Homestake Mining Company;
   P.O. Box 105                    Former Senior Vice President, Capital
   Umpqua, OR 97486-0105           Guardian Trust.

Fred Hewett......................  Assistant Controller, Homestake Mining
   Homestake Mining Company        Company.
   650 California Street
   San Francisco, CA 94108-
   2788

William A. Humphrey..............  Director, Vice Chairman of the Board, Former
   Homestake Mining Company        President and Chief Operating Officer,
   650 California Street           Homestake Mining Company.
   San Francisco, CA 94108-
   2788

Robert K. Jaedicke...............  Director, Homestake Mining Company; Professor
   Graduate School of Business     (Emeritus) of Accounting Graduate School of
   Stanford University             Business, Stanford University.
   Stanford, CA 94305-5015

Wayne Kirk.......................  Vice President, General Counsel and Corporate
   Homestake Mining Company        Secretary, Homestake Mining Company.
   650 California Street
   San Francisco, CA 94108-
   2788

Gillyeard J. Leathley............  Vice President, Operations, Homestake Mining
   Homestake Mining Company        Company.
   650 California Street
   San Francisco, CA 94108-
   2788

William F. Lindqvist.............  Vice President, Exploration, Homestake Mining
   Homestake Mining Company        Company.
   650 California Street
   San Francisco, CA 94108-
   2788

John Neerhout, Jr................  Director, Homestake Mining Company. Former
   15 Peninsula Road               Exective Vice President and Director of
   Belvedere, CA 94920             Bechtel Group Inc.

Ronald D. Parker.................  Vice President, Canada, Homestake Mining
   1000-700 W. Pender Street       Company.
   Vancouver, BC V6C 168
   CANADA

David W. Peat....................  Vice President and Controller, Homestake
   Homestake Mining Company        Mining Company.
   650 California Street
   San Francisco, CA 94108-
   2788

Stuart T. Peeler.................  Director, Homestake Mining Company;
   Casa Codorniz                   Petroleum Industry Consultant.
   POB 35852
   Tucson, AZ 85740

Carol A. Rae.....................  Director, Homestake Mining Company; Former
   13117 N. Creekview Road         President and Chief Executive Officer,
   Rapid City, SD 57702            Magnum Diamond Corporation.

Berne A. Schepman................  Director, Homestake Mining Company;
   The Adair Company               President, The Adair Company and Russian
   1670 South Amphlett Blvd.       Technology Group.
   Suite 214
   San Mateo, CA  94402

Richard A. Tastula...............  Vice President, Australia, Homestake Mining
   9th Floor                       Company.
   2 Mill Street
   Perth, WA 6000

Jack E. Thompson.................  Director, President and Chief Executive
   Homestake Mining Company        Officer, Homestake Mining Company.
   650 California Street
   San Francisco, CA 94108-
   2788

Thomas H. Wong...................  Assistant Treasurer and Assistant Secretary,
   Homestake Mining Company        Homestake Mining Company.
   650 California Street
   San Francisco, CA 94108-
   2788


          On November 17, 1996, Homestake and Santa Fe entered into a confidentiality agreement pursuant to which, among other things, each party agreed to protect the confidential and proprietary information and data provided to each other in connection with the evaluation of one or more business transactions. On December 8, 1996, Homestake, Santa Fe and HMGLD Corp, a wholly- owned subsidiary of Homestake, entered into an Agreement and Plan of Merger pursuant to which the Combination will be consummated. On January 9, 1997, Homestake purchased 100 shares of Santa Fe common stock. In addition, the following individuals named above own the following shares of Santa Fe common stock, all of which has been owned by such individuals for more than 60 days:
Mr. Peeler - 10,300 shares; Mr. Elam - 2,000 shares; and
Mr. Graber - 1,000 shares.

          At the effective time (the "Effective Time") of the Combination, five members of the Homestake Board will continue as directors of Homestake. The other eight members of the Homestake Board will voluntarily resign as directors of Homestake. The Agreement provides that at the Effective Time, Mr. Thompson will become
Homestake's Chairman of the Board and Chief Executive Officer.

          A total of ten Homestake management personnel, including Messrs. Thompson, Elam, Kirk, Leathley and Lindqvist, have severance agreements with Homestake under which they are entitled to receive benefits in the event of a change of control followed by certain events. The Combination is a change of control for purposes of these severance agreements. Under the severance agreements, entitlement to benefits arises if, within three years following the consummation of the Combination, such person's employment is terminated or such person elects to terminate his employment following (i) a reduction in salary or certain benefits, (ii) a change in location of employment, (iii) a change in position, duties, responsibilities or status inconsistent with such person's prior position, or (iv) a reduction in responsibilities, title or office as in effect just before the consummation of the Combination. Benefits consist of (i) a lump sum payment equal to two times such person's highest annual salary and bonus (including deferred compensation) during the three years prior to termination, (ii) continuation of participation in insurance and certain other fringe benefits for two years, (iii) continued vesting of stock options, and (iv) relocation assistance. Such benefits are in lieu of severance benefits otherwise payable under Homestake's general severance policy.

          The same ten management personnel are also participants in Homestake's Executive Supplemental Retirement Plan (the "Homestake ESRP"). The Homestake ESRP provides that participating employees accrue retirement benefits at the rate of 4 1/3% times years of service up to a maximum of 15 years. Service credit is then multiplied by average monthly compensation during the 36 consecutive months of highest compensation (salary and bonus) to determine a monthly retirement benefit. Benefits are payable on retirement at age 62 after 10 continuous years of service, with provision for early retirement between ages 55 and 62. Within two years following the Combination, if any participant's employment is terminated by Homestake or by the participant for any reason, such participant will fully vest in the maximum benefits payable under the Homestake ESRP to the extent such participant is not already fully vested, and will be entitled to commence receiving such benefits at age 55. Benefits payable under the Homestake ESRP are reduced to the extent of retirement benefits otherwise payable under any other Homestake retirement plan (except the Homestake Mining Company Savings Plan).

          Homestake has a deferred compensation plan under which 23 eligible employees and the directors are entitled to defer receipt of compensation. Deferred compensation earns interest at rates determined under the plan, with a higher rate equal to 120% of the regular rate (the "Preferred Rate") for persons who have been participants for more than five years. Under the deferred compensation plan, following the Combination, all deferred compensation will earn interest at the Preferred Rate.

        Other Representatives of Homestake Who May Communicate with Homestake and Santa Fe Shareholders



                                             Present Principal
Name and Business Address                    Occupation or Employment

  Robert A. Pilkington.....................  Managing Director
   Dillon, Read & Co. Inc.
   535 Madison Avenue
   New York, NY 10022

  James C. Katzman ........................  Vice President
   Dillon, Read & Co. Inc.
   535 Madison Avenue
   New York, NY 10022


          Homestake has retained Dillon, Read & Co. Inc. ("Dillon Read") to act as its financial advisor in connection with the Combination and related matters. Pursuant to an engagement letter dated as of November 21, 1996, between Homestake and Dillon Read, Homestake has agreed to pay Dillon Read a fee of 0.33% of the equity consideration in the Combination, subject to a maximum fee of $6,500,000, for services provided in connection with the Combination. Of this amount, $2,250,000 was paid upon the announcement by Homestake of the execution of the Agreement; the payment of the balance is contingent upon the consummation of the merger. Homestake has also agreed to reimburse Dillon Read for the expenses reasonably incurred by it in connection with its engagement (including reasonable counsel fees) and to indemnify Dillon Read and its officers, directors, employees, agents and controlling persons against certain expenses, losses, claims, damages or liabilities in connection with its services, including those arising under the federal securities laws. In the past, Dillon Read has provided investment banking services to Homestake and has received customary compensation for such services. In the ordinary course of business, Dillon Read trades the securities of Homestake and Santa Fe for its own account and the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

          This information is being furnished by Homestake to Homestake and Santa Fe shareholders pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended, in response to the proposed Newmont exchange offer and Newmont's proposed solicitation of proxies. This information is not being furnished by Santa Fe or its Board of Directors.